SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                        -----------------------------

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)   March 7, 1995


                       STORAGE TECHNOLOGY CORPORATION
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           (Exact Name of Registrant As Specified In Its Charter)


           Delaware                1-7534                   84-0593263
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       (State or other          (Commission               (IRS Employer
       Jurisdiction of          File Number)           Identification No.)
        Incorporation)



           2270 South 88th Street, Louisville, Colorado 80028-4309
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             (Address of Principal Executive Offices) (Zip Code)


     Registrant's telephone number, including area code  (303) 673-5151

                               Not applicable
          -----------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


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Item 2.   Acquisition or Disposition of Assets
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         On March 7, 1995, StorageTek Eagle Corporation, a Delaware
     corporation ("Sub"), which was a wholly owned subsidiary of the Registrant, Storage Technology Corporation ("StorageTek"), was merged (the "Merger") with and into Network Systems Corporation, a Delaware corporation ("Network Systems"). As a result of the Merger, Network Systems is now a wholly owned subsidiary of StorageTek. The Merger was consummated pursuant to the terms and conditions of the Restated Agreement and Plan of Merger, dated as of November 15, 1994 (the "Merger Agreement"), as amended on February 8, 1995, among StorageTek, Sub and Network Systems.

         Pursuant to the Merger Agreement, Network Systems and Sub merged and Network Systems became the surviving corporation. At the effective time of the Merger, each outstanding share of Network Systems Common Stock, $.02 par value per share, was converted into 0.2618 shares of StorageTek Common Stock, .$10 par value per share (the "Exchange Ratio"), and cash in lieu of the issuance of fractional shares based upon a price for a share of StorageTek Common Stock of $21.00. StorageTek will issue, in the aggregate, approximately 7,956,671 shares of Common Stock to the holders of Network Systems stock. Immediately prior to the Merger, Network Systems redeemed all preferred stock purchase rights outstanding under the Network Systems Amended and Restated Rights Agreement and, upon the effectiveness of the Merger, holders of Network Systems stock became entitled to receive from Network Systems an additional $.05 per share in cash (the "Rights Payment"). The exchange of certificates representing Network Systems stock for certificates representing shares of StorageTek Common Stock, as well as the payment of cash in lieu of fractional shares and the Rights Payment, will be made upon surrender of the Network Systems stock certificates to the exchange agent. All cash payments to be made by StorageTek in lieu of the issuance of fractional shares will be financed with internally generated funds.

         At the effective time of the Merger, StorageTek also assumed all obligations of Network Systems under outstanding employee stock options and the Network Systems employee stock purchase plan. Each stock option assumed by StorageTek will be deemed to be an option to purchase shares of StorageTek Common Stock and the participants in the employee stock purchase plan will be entitled to purchase shares of StorageTek Common Stock. The number of shares previously subject to each Network Systems stock option and the exercise price per share, and the shares to be issued pursuant to the employee stock purchase plan, have been adjusted to reflect the Exchange Ratio. The stock options and the obligations under

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     the employee stock purchase plan represent the right to purchase approximately 515,330 shares of StorageTek Common Stock.

         In determining the Exchange Ratio the Boards of Directors of StorageTek and Network Systems considered various factors, including the relation of book value, market value and earnings per share of the Common Stock of Network Systems and the Common Stock of StorageTek.
     The Boards also considered certain valuation data related to selected publicly traded companies and prior merger and acquisition transactions involving comparable companies. In addition, the Board of Directors of Network Systems also considered the opinion provided by its financial advisor, Needham & Company, Inc., that the terms of the Merger were fair, from a financial point of view, to the stockholders of Network Systems. The Board of Directors of StorageTek considered the opinion rendered by its financial advisor, Salomon Brothers Inc, that the Exchange Ratio was fair, from a financial point of view, to the stockholders of StorageTek.

         Certain "affiliates" (as that term is defined for purposes of Rule 144 of the Securities Act of 1933) of Network Systems have entered into agreements restricting the sale or disposition of the shares of StorageTek Common Stock received by them in connection with the Merger so as to comply with the requirements of securities laws, tax laws and pooling-of-interests accounting. Descriptions of any material relationships between Network Systems and StorageTek and any director or officer of StorageTek are contained under the caption "The Merger -- Management of Network Systems after the Merger; Interests of Certain Persons in the Merger," and "The Merger -- Transactions Between StorageTek and Network Systems" in the Proxy Statement/Prospectus of StorageTek and Network Systems dated January 9, 1995 (the "Proxy Statement"), included within the Registration Statement on Form S-4 (File No. 33-55343) previously filed by StorageTek with the Securities and Exchange Commission. Such descriptions are incorporated herein by reference.


Item 7.   Financial Statements and Exhibits
          ---------------------------------
         The following financial statements, pro forma financial information and exhibits are filed as a part of this report:

          (a) Financial statements of businesses acquired.

     (1) Incorporated herein by reference from Network Systems' Form 10-K/A (Commission File No. 0-9691) for the year ended December 31, 1993, are

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     Network Systems' Consolidated Balance Sheets as of December 31, 1993,
     and December 31, 1992, and its Consolidated Statements of Operations, Stockholders' Equity, and Cash Flows for each of the three years in the period ended December 31, 1993 and the notes attached thereto. Also incorporated herein by reference from Network Systems' Form 10-Q (Commission File No. 0-9691) for the quarters ended March 31, 1994, and June 30, 1994, and Form 10-Q/A (Commission File No. 0-9691) for the quarter ended September 30, 1994, are Network Systems' unaudited Condensed Consolidated Balance Sheets as of March 31, 1994, June 30, 1994, and September 30, 1994, and its unaudited Condensed Consolidated Statements of Operations and Cash Flows for the quarters ended March 31, 1994, and March 31, 1993; for the quarters and six months ended June 30, 1994, and June 30, 1993; and for the quarters and nine months ended September 30, 1994, and September 30, 1993; and the notes attached thereto.

     (2) The report of Ernst & Young LLP dated January 28, 1994, included in Network Systems' Form 10-K/A for the year ended December 31, 1993, is also incorporated herein by reference.

     (b)  Pro forma financial information.

         Incorporated herein by reference from StorageTek's Form S-4, as amended (Registration No. 33-55343), are the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 1994 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 1994 and for each of the three years in the period ended December 1993 and the notes attached thereto. The unaudited pro forma combined condensed financial statements assume the combination of StorageTek and Network Systems had occurred on the first day of the earliest period presented.

         These unaudited pro forma combined financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of StorageTek and Network Systems. These unaudited pro forma condensed combined financial statements are provided for comparative purposes only and do not purport to be indicative of the results that actually would have been obtained if the Merger had been effected for the periods indicated, or of results that may be obtained in the future.


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     (c)  Exhibits.

          2.1 The Restated Agreement and Plan of Merger dated November 15, 1994 among Storage Technology Corporation, StorageTek Eagle Corporation and Network Systems Corporation is incorporated herein by reference to Appendix A to the Proxy Statement/Prospectus dated January 9, 1995 contained in Registrant's Registration Statement on Form S-4 previously filed with the Securities and Exchange Commission (File No. 33-55343).

          2.2 The Amendment to Restated Agreement and Plan of Merger dated as of February 8, 1995 among Storage Technology Corporation, StorageTek Eagle Corporation and Network Systems Corporation is incorporated herein by reference to the February 10, 1995 Supplement to Proxy Statement/Prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 (c) of the Securities Act of 1933, included in the Registrant's Registration on Form S-4 (File No. 33-55343).

     23.1 Consent of Ernst & Young LLP.


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                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Storage Technology Corporation

                                  By:  /s/ DAVID E. LACEY
                                    -----------------------------
                                           David E. Lacey
                                       Corporate Vice President
                                   Interim Chief Financial Officer



Date:  March 17, 1995